UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 1999

                           CAPITAL RESERVE CORPORATION
                     (Exact name of registrant as specified
                                  in its charter)

    Colorado                       0-17232                     84-0888594
(State or other                (Commission File            (I.R.S.  Employer
jurisdiction of                     Number)               Identification No.)
incorporation or
organization)

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Item 5.  Other Events.

      On Tuesday, October 26, 1999, Mr. Glen C. Loder, a member of the Board of Directors of the Capital Reserve Corporation, suddenly and unexpectedly passed away. Pursuant to the registrant's bylaws, the Board of Directors filled the vacancy created by Mr. Loder's death by electing Mr. W. Scott Lawler to serve on the Board of Directors, effective November 1, 1999.

     Mr. Lawler is an attorney and has been providing the registrant with legal representation since June 1999. Mr. Lawler is an experienced attorney, licensed in the states of California and Utah. Mr. Lawler's practice focuses on international corporate/finance law including securities compliance and offerings, mergers and acquisitions and project finance.


                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


CAPITAL RESERVE CORPORATION



By:  /s/ Sharon Patmore
Name:  Sharon Patmore
Director and Secretary

Dated:   November 1, 1999